UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 17, 2018

CYNERGISTEK, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

000-27507	37-1867101
(Commission File Number)	(I.R.S. Employer Identification No.)

27271 Las Ramblas, Suite 200

Mission Viejo, California  92691

(Address of principal executive offices)

(949) 614-0700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

5.07 Submission of Matters to a Vote of Security Holders.

The 2018 Annual Meeting of Stockholders of CynergisTek, Inc. (the “Company”) was held at the Company’s headquarters at 27271 Las Ramblas, Suite 200, Mission Viejo, California, 92691, at 3:00 p.m. Pacific Standard Time on Thursday, May 17, 2018 (the “2018 Annual Meeting”).

At the 2018 Annual Meeting, the Company’s stockholders voted on two proposals:  (1) the election of six directors to serve until the Company’s 2019 annual meeting of stockholders; and (2) the ratification of the appointment of Haskell & White LLP (“Haskell & White”) to serve as independent registered public accountants for the fiscal year ending December 31, 2018.  Only stockholders of record as of March 26, 2018 (the “Record Date”) were entitled to notice of and to vote at the 2018 Annual Meeting.

(1) Election of Directors. A total of six candidates were nominated for election to the Company’s Board of Directors (the “Nominees”).  All six Nominees were nominated by the Board of Directors and, as a result, the election was uncontested and all of those six Nominees were elected to serve as directors of the Company until the Company’s 2019 annual meeting of stockholders.

The following table sets forth the names of the Nominees and the respective numbers of votes cast for, and the respective numbers of votes withheld from, their election, as well as broker non-votes.

	Votes Cast
	For	Withheld	Broker Non-Votes
John D. Abouchar	3,331,867	435,512	2,663,647
Drexel DeFord Jr	3,331,867	435,512	2,663,647
Judith Krandel	3,328,626	438,753	2,663,647
Michael McMillan	3,062,116	705,236	2,663,647
Theresa Meadows	2,745,709	1,021,670	2,663,647
Mark Roberson	3,332,033	435,346	2,663,647

 (2) Ratification of Independent Registered Public Accountants. At the 2018 Annual Meeting the Company’s stockholders also voted on a proposal to ratify the appointment of Haskell & White as the Company’s registered public accountants. The ratification of Haskell & White was approved by the Company’s stockholders. The following table sets forth the respective numbers of votes cast for and against, and the number of shares abstaining from, the ratification of Haskell & White as the Company’s independent auditors:

Votes For	Votes Against	Abstentions
6,431,026	8,032	729

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYNERGISTEK, INC.

Date:	May 18, 2018
By:	/s/ Paul T. Anthony
Name:	Paul T. Anthony
Title:	Chief Financial Officer